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                                                                 Exhibit 10.36

                                      BHPC
                      INTERNATIONAL MARKETING AND LICENSING




October 21, 1998



Mr. Robert Arnot
Chairman/Co-C.E.O.
I.C. ISAACS & COMPANY, L.P.
350 5th Avenue #1029
New York, NY  10118

Dear Bob:


                                LETTER AGREEMENT

Pursuant to our phone conversation of today, October 21, 1998, this letter shall serve as our agreement that BHPC Marketing, Inc.'s Exclusive Domestic License Agreement with I.C. Isaacs & Company, L.P. for the BEVERLY HILLS POLO CLUB Licensed Product Category of women's coordinated sportswear dated the 1st day of June, 1993, is terminated effective December 31, 1998.

Best regards,
BHPC Marketing, Inc.                    The foregoing is agreed to and accepted,
                                        as setting forth the agreement of the
                                        undersigned with respect to the matters
                                        set forth above.
/s/ Don Garrison
-----------------------------
Don Garrison
Vice President

/s/ Roger Tomlinson                     /s/ Robert Arnot
-----------------------------           ------------------------------------
Roger Tomlinson                         BY:  Robert Arnot, Charman/Co-C.E.O.
Treasurer/Director                           I.C. Isaacs & Company, L.P.

                                        /s/ Gerald Lear
                                        ------------------------------------
                                        BY:  Gerald Lear, President/Co-C.E.O.
                                             I.C. Isaacs & Company, L.P.